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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 6, 2004

 COMMISSION         REGISTRANT; STATE OF INCORPORATION;         IRS EMPLOYER
FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.

   1-9513                 CMS ENERGY CORPORATION               38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550


   1-5611                CONSUMERS ENERGY COMPANY                38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2004, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its results for the first quarter of 2004 and improved its 2004 earnings guidance. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

The News Release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy Company's respective Forms 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                             CMS ENERGY CORPORATION

Dated:  May 6, 2004

                             By: /s/ Thomas J. Webb
                                 -----------------------------------
                                 Thomas J. Webb
                                 Executive Vice President and Chief
                                 Financial Officer


                             CONSUMERS ENERGY COMPANY

Dated:  May 6, 2004

                             By: /s/ Thomas J. Webb
                                 -----------------------------------
                                 Thomas J. Webb
                                 Executive Vice President and Chief
                                 Financial Officer

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                                 EXHIBIT INDEX


EXHIBIT NO.              EXHIBIT DESCRIPTION
----------               -------------------

  99.1                   PRESS RELEASE DATED
                         MAY 6, 2004.